Exhibit 99.2

 Acquisition of Svenska: Enhancing Value, Growing Portfolio

 Safe Harbor Statements  Forward Looking Statements  This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws and other applicable laws. Where a forward-looking statement expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. All statements other than statements of historical fact may be forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “forecast,” “outlook,” “aim,” “target,” “will,” “could,” “should,” “may,” “likely,” “plan,” “probably” or similar words may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this presentation may include, but are not limited to, statements relating to (i) the proposed acquisition (the “Acquisition”) by VAALCO Energy, Inc. (“VAALCO”) of Svenska Petroleum Exploration AB (“Svenska”) and its terms, timing and closing, including receipt of required regulatory approvals and satisfaction of other closing conditions; (ii) expectations concerning the expected amount of cash-on-hand VAALCO will be required to pay to the seller at closing of the Acquisition; (iii) expectations and estimates of future drilling, production and sales of crude oil and natural gas; (iv) estimates of future cost margins and cost reductions, synergies, savings and efficiencies; (v) expectations on timing of obtaining necessary approvals in Cote d’Ivoire for extension of the CI-40 license; (vi) expectations regarding the timing and costs of completion for scheduled maintenance of the FPSO; (vii) expectations regarding VAALCO’s ability to effectively integrate assets and properties it may acquire as a result of the Acquisition into its operations; (viii) expectations of future balance sheet strength; and (ix) expectations of future plans, priorities, focus and benefits of the proposed Acquisition. Such forward-looking statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to: the ability to obtain regulatory approvals in connection with the proposed Acquisition; the amount of any pre-closing dividends permitted by the law applicable to Svenska; the ability to complete the proposed Acquisition on the anticipated terms and timetable; the possibility that various closing conditions for the Acquisition may not be satisfied or waived; risks relating to any unforeseen liabilities of the Svenska; the outcome of any cost audits undertaken by the Cote d’Ivoire government; timing and amounts of any decommissioning or other wind up costs relating to any acquired Nigerian assets; declines in oil or natural gas prices; the level of success in exploration, development and production activities; actions of joint-venture partners; adverse weather conditions that may negatively impact development or production activities; the timing and costs of exploration and development expenditures; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; impacts to financial statements as a result of impairment write-downs; the ability to generate cash flows that, along with cash on hand, will be sufficient to support operations and cash requirements; the ability to attract capital or obtain debt financing arrangements; currency exchange rates and regulations; actions by joint venture co-owners; hedging decisions, including whether or not to enter into derivative financial instruments; international, federal and state initiatives relating to the regulation of hydraulic fracturing; failure of assets to yield oil or gas in commercially viable quantities; uninsured or underinsured losses resulting from oil and gas operations; inability to access oil and gas markets due to market conditions or operational impediments; the impact and costs of compliance with laws and regulations governing oil and gas operations; the ability to replace oil and natural gas reserves; loss of senior management or technical personnel; and other risks described under the caption “Risk Factors” in the Company’s 2022 Annual Report on Form 10-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 6, 2023. There may be additional risks that VAALCO does not presently know, or that the Company currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect VAALCO’s expectations, plans or forecasts of future events and views as of the date of this announcement. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. No obligation is being undertaken to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.  Oil and Natural Gas Reserves  This announcement contains crude oil and natural gas metrics which do not have standardized meanings or standard methods of calculation as classified by the SEC and therefore such measures may not be comparable to similar measures used by other companies. Such metrics have been included herein to provide readers with additional measures to evaluate the proposed Acquisition; however, such measures may not be reliable indicators of the future performance of Svenska and future performance.  WI CPR Reserves   WI CPR reserves represent proved (1P) and proved plus probable (2P) estimates as reported by Petroleum Development Consultants Limited and prepared in accordance with the definitions and guidelines set forth in the 2018 Petroleum Resources Management Systems approved by the Society of Petroleum Engineers. Reserve estimates are as of October 1, 2023. The SEC definitions of proved and probable reserves are different from the definitions contained in the 2018 Petroleum Resources Management Systems approved by the Society of Petroleum Engineers. As a result, [1P] and [2P WI CPR reserves] may not be comparable to United States standards. The SEC requires United States oil and gas reporting companies, in their filings with the SEC, to disclose only proved reserves after the deduction of royalties and production due to others but permits the optional disclosure of probable and possible reserves in accordance with SEC definitions.  1P and 2P WI CPR reserves, as disclosed herein, may differ from the SEC definitions of proved and probable reserves because:   Pricing for SEC is the average closing price on the first trading day of each month for the prior year which is then held flat in the future, while the 1P and 2P WI CPR pricing is based on pricing assumptions for future Brent oil pricing for 2023 of $84.5 and up to 2030 the Brent Oil price follows the average of four available forecasts and assumes flat real thereafter. Oil price is escalated 2% per year;  Lease operating expenses are typically not escalated under the SEC rules, while for the WI CPR reserve estimates they are escalated at 2% annually beginning in 2024.  Management uses 1P and 2P WI CPR reserves as a measurement of operating performance because it assists management in strategic planning, budgeting and economic evaluations and in comparing the operating performance of Svenska to other companies. Management believes that the presentation of 1P and 2P WI CPR reserves is useful to its international investors, particularly those that invest in companies trading on the London Stock Exchange, in order to better compare reserve information to other London Stock Exchange-traded companies that report similar measures. However, 1P and 2P WI CPR reserves should not be used as a substitute for proved reserves calculated in accordance with the definitions prescribed by the SEC. In evaluating VAALCO’s business, investors should rely on VAALCO’s SEC proved reserves and consider 1P and 2P WI CPR reserves only supplementally. Following consummation of the Acquisition, VAACLO will report Svenska’s reserves in accordance with the definitions and regulations promulgated by the SEC.  Other Oil and Gas Advisories  Investors are cautioned when viewing BOEs in isolation. A BOE conversation ratio of six thousand cubic feet of natural gas to one barrel of oil equivalent (6 MCF: 1 Bbl) is based on an energy equivalency conversion method primarily applicable at the burner tip and does not represent a value equivalency at the wellhead. Given that the value ratio based on the current price of crude oil as compared to natural gas is significantly different from the energy equivalency of 6:1, utilizing a conversion on a 6:1 basis may be an incomplete as an indication of value.  Acquisition of Svenska: Enhancing Value, Growing Portfolio | February 2024  Slide 2

 Acquisition of Svenska: Enhancing Value, Growing Portfolio | February 2024  Slide 3  Strategically Expanding Our Diversified African-Focused Portfolio  1  0  400+  400+  400+  400+  400+  400+  Yukon  Quebec  Ontario  British Columbia  Northwest territories  Alberta  Manitoba  Nova Scotia  New Brunswick  Newfoundland and Labrador  Nunavut  Saskatchewan  Prince Edward Island  1  1  Full-cycle portfolio with material production and cash flows  Critical mass of operations with running room for growth  Highly capable subsurface/technical, operational and business development teams supporting growth  Majority operated assets  Significant near-term growth potential through large drilling inventory  Highly cash generative in current price environment  A Growing, Diversified Footprint in Africa  Supported by High-QualityCanadian Acreage  Rwanda  Burundi  United Republic of Tanzania  Central African Rep.  Djibouti  Eritrea  Sudan  Chad  Niger  Libya  Tunisia  Morocco  Burkina Faso  Benin  Mali  Ghana  Togo  Guinea  Mauritania  Côte d'Ivoire  Liberia  Sierra Leone  Cameroon  Equatorial Guinea  Guinea-Bissau  Gambia  Senegal  Congo  DRC  Gabon  Namibia  Malawi  Zambia  Zimbabwe  South Africa  Lesotho  Botswana  Mozambique  Swaziland  Western Sahara  Angola  Egypt  Ethiopia  Kenya  Madagascar  Nigeria  Somalia  Uganda  Algeria  South Sudan  1  1  [100 to 200[  [0 to 100[  [300 to 400[  [200 to 300[  400+  400+  400+  400+  400+  400+  Rwanda  Burundi  United Republic of Tanzania  Central African Rep.  Djibouti  Eritrea  Sudan  Chad  Niger  Libya  Tunisia  Morocco  Burkina Faso  Benin  Mali  Ghana  Togo  Guinea  Mauritania  Côte d'Ivoire  Liberia  Sierra Leone  Cameroon  Equatorial Guinea  Guinea-Bissau  Gambia  Senegal  Congo  DRC  Gabon  Namibia  Malawi  Zambia  Zimbabwe  South Africa  Lesotho  Botswana  Mozambique  Swaziland  Western Sahara  Angola  Egypt  Ethiopia  Kenya  Madagascar  Nigeria  Somalia  Uganda  Algeria  South Sudan  Operated    Operated    Operated    Offshore Cote d’Ivoire producing asset adds production, reserves and upside  Operated    Building Scale and Diversification with a Full-cycle, Low-risk, High Return Portfolio   Non-Operated  Reserves only include currently sanctioned work, excluding future development opportunities  Reserves estimates in this presentation were prepared in accordance with the definitions and guidelines set forth in the 2018 Petroleum Resources Management Systems approved by the Society of Petroleum Engineers and are as of 10/1/2023. See “Oil and Natural Gas Reserves” in the Safe Harbor Statements for further information.  Immediately Accretive Acquisition  CurrentProduction  4,500 WI BOEPD (99% oil)   Reserves1,2  1P WI CPR reserves of 13.0 MMBOE (99% oil)  2P WI CPR reserves of 21.7 MMBOE (97% oil)   All Cash Purchase  No issuance of debt or equity  Gross consideration $66.5 mm, subject to customary closing adjustments with 10/1/23 effective date  Partially funded by cash on Svenska’s balance sheet with net cash outlay at closing estimated at $30 to $40 mm  Significant Upside  FPSO maintenance and upgrades starting in 2025 enables future drilling and development; expected to restart in 2026  Development drilling campaign planned in 2026  Additional future upside in Kossipo development that has been appraised by two wells drilled in 2002 and 2019  Non-Operated

 Acquisition of Svenska: Enhancing Value, Growing Portfolio | February 2024  Slide 4  Svenska Acquisition Highlights  Utilizing strong balance sheet to deliver value accretive M&A  Cote d’Ivoire diversifies portfolio with new countryentry in West Africa  No issuance of debt or equity; acquisition to be funded with a portion of cash on hand  VAALCO has recent experience with FPSO project and operating similar asset  Aligning with a respected Operator with proven track record of success  Ability to enhance value through expertise   Planned development drilling and Kossipo upside provide sustainable longevity  Strategically complementary assets add material production and reserves   FPSO Baobab Ivoirien MV10  Aligns with Strategic Vision, Provides Strong Cash Flow in 2024 and Material Long-Term Upside Potential

 Acquisition of Svenska: Enhancing Value, Growing Portfolio | February 2024  Slide 5  Current production ~ 4,500 WI BOEPD (99% oil)   Strong realizations closely aligned with Brent pricing  Accretive across key per share metrics  Low expected operating costs per BOE (less than $15/BOE)  Expect minimal additional G&A costs moving forward as VAALCO’s existing operational and management teams will assume the majority of responsibilities following a short transitional period  Forecasted to add cash flow from operating activities post closing  Key Financial Highlights  Immediately accretive to shareholders  Adding Value to VAALCO’s Portfolio  Value Per Flowing WI ($/BOEPD)  Cost Per BOE of 2P WI CPR Reserves2 ($/BOE)  $8,900  $1.84

 Acquisition of Svenska: Enhancing Value, Growing Portfolio | February 2024  Slide 6  Significant Additions to Production and Reserves  With compelling valuation metrics at highly attractive pricing  WI Production (BOEPD)  Midpoint of production announced in January 17, 2024 release. EGY 2023 WI production is on natural decline  Reserves estimates in this presentation were prepared in accordance with the definitions and guidelines set forth in the 2018 Petroleum Resources Management Systems approved by the Society of Petroleum Engineers. See “Oil and Natural Gas Reserves” in the Safe Harbor Statements for further information.  1  Additional 19%  Acquisition WI CPR Reserves2 (MMBOE)  1P  2P  CI-40 Subsea Configuration

COTE D'IVOIRE: CI-40 LICENSE

Production from multiple reservoirs, and 9 subsea wells, with upside from identified prospects

VAALCO ENERGY, INC.
www.vaalco.com

Canadian Natural Resources	VAALCO	Petroci Holding
57.61% WI Operator	**27.39% WI**	**15.00% WI** (10% carried by license partners)

Water Depth	900 – 1,300M
Discovery year	2001
License term	April 2038[1]
First production	August 2005
Gross production to date	~150 MMBOE
Best estimate STOIIP	~1,000 MMBOE

Asset Overview

- CI-40 Baobab field was discovered in 2001 and is located in the western half of the CI-40 license, 30km offshore Côte d'Ivoire
- Baobab field is a low opex, highly cash generative asset with material reserves and upside resource base
- The field has been developed with 24 subsea production wells and 5 water injector wells tied back to a leased FPSO
- PSC license with initial term until April 11, 2028 with a 10-year extension option until April 2038
- Attractive fiscal terms with an 80% cost recovery cap, a 25% cost recovery uplift on development expenditures, and a 53% contractor profit oil take
- Industry friendly government with Total, Murphy and ENI currently active in Cote d'Ivoire
- FPSO maintenance and upgrades starting in 2025 enables future drilling and development; expected to restart in 2026 following the drilling campaign
- Significant development drilling expected to begin in 2026 with meaningful additions to production from the main Baobab field in CI-40, as well as potential future development of the Kossipo field also on the license



CI-40
Baobab
Kossipo
Legend
Valid blocks
CI-40 Block
Oil Fields
Gas Fields
Kilometers

1) Assumes exercise of 10 year extension option under terms of the production sharing contract.

Slide 7 Acquisition of Svenska: Enhancing Value, Growing Portfolio | February 2024

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